Supplement dated October 10, 2025, to the Statutory Prospectus dated May 1, 2025, for Pacific KeyExec variable universal life policies issued by
Pacific Life Insurance Company

The purpose of this supplement is to update certain features of the Flex Coverage Rider. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

For policies issued on or after November 3, 2025, the Rider Face Amount provided by the Flex Coverage Rider, if elected, is $0 at issue.

You may only request an increase to the Rider Face Amount under the Flex Coverage Rider to begin in Policy Year 2 or thereafter. An increase to a future scheduled increase may only begin in Policy Year 2 or thereafter. An unscheduled increase may only begin in Policy Year 2 or thereafter. Requests for an unscheduled increase to begin prior to Policy Year 2 to align with salary increases are subject to certain limitations and our approval.

Form No.         15-53339-00